Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
33.	Subsequent Events

A. Divesture of Xushui

On August 1, 2014, TTB entered into the Project Agreement with Liyuanshida in order to arrange the payment of the Project and the ownership in Xushui. The parties entered into the Amendment on May 5, 2015. As of August 10, 2015, Liyuanshida paid RMB 25,632,000 to TTB for 100% of the equity interests in Xushui, and the outstanding amount Liyuanshida owed to pay was RMB 1,000,000. On July 22, 2015, SAIC approved the change of registered shareholders and legal representative of Xushui.

B. The completion of the changing registered shareholders and legal representative of Zhi Shui Yuan

On July 13, 2015, SAIC approved the change of registered shareholders and legal representative of Zhi Shui Yuan. Upon approval, Warren Zhao and Peter Dong are no longer shareholders of Zhi Shui Yuan, and Peter Dong is no longer the legal representative of Zhi Shui Yuan.

C. Collaboration in India

On February 10, 2015, TTB entered into an Agreement with RBPL in order to manage certain projects awarded on October 19, 2011 to TTB by BUIDCO. According to the Agreement, RBPL and TTB will create a joint venture, pursuant to which TTB contributes $4 million and receives 40% of the share capital of such joint venture, and RBPL contributes $6 million and receives 60% of the share capital of such joint venture, subject to adjustment upon completion of due diligence. TTB's contribution will consist of efforts and expenditures to date made in regard to the Projects. RBPL's contribution will consist of cash and replacement and return of certain guarantees made by TTB.

Subsequently, RBPL and TTB ensued a number of meetings to discuss details regarding to the schedule of investments committed by RBPL as well as replacement of certain guarantees made by TTB. Regrettably, both parties failed to agree on amending the terms governing the realization of the committed investments and the schedule of replacing the guarantees.

On April 28, 2015, RBPL proposed to withdraw from the joint venture and terminate the agreement. The management is still evaluating the RBPL's proposal.

D. Litigation

Class action:

A class action lawsuit was filed in the United States District Court for the Southern District of New York on behalf of all persons who purchased our securities between March 26, 2012 and December 12, 2013. The complaint alleges, among other things, that we made false and misleading statements and/or failed to disclose that we lacked adequate disclosure and internal controls relating to our control over our funds.

On April 6, 2015, the lead plaintiffs in the suit and the Company executed a Stipulation of Settlement (the “Settlement”) subject to approval of the court. In the Settlement, the Company denies any wrongdoing, fault, liability, or damages associated with the claims alleged. If approved by the Court, the Company will pay $975,000 to create a settlement fund for a class of all persons and entities who purchased the Company's common stock between September 10, 2009 and December 12, 2013 (inclusive of any attorneys' fees and expenses awarded to counsel for the plaintiffs), and the class action will be dismissed and the claims of putative class members (other than any who exclude themselves from the Settlement) against us and the individual defendants shall be released.

On April 7, 2015, the lead plaintiffs filed an unopposed motion for preliminary approval of the Settlement, seeking an order (a) preliminarily certifying the class for the purposes of Settlement; (b) preliminarily approving the terms of the Settlement; (c) establishing a date for the Settlement hearing to determine the fairness, reasonableness, and adequacy of the Settlement; and (d) providing for notice to Class Members of the hearing on the proposed Settlement and dismissal of the litigation.

On July 8, 2015, the court issued an order preliminarily approving the proposed settlement and providing for notice to class members. Under the Settlement, the Company shall pay or cause to be paid the $975,000 settlement amount into an escrow account within 20 business days of that order. As negotiated with the Company's directors and officers liability insurance carrier, the Company is to pay $610,000 of that sum and the insurance carrier to pay $365,000. The Court has scheduled a hearing on final approval of the settlement for October 16, 2015.

BSST vs. Guang (Gavin) Cheng:

The Company is now engaged in litigation with Mr. Gavin Cheng who has intended to challenge the validity of the contractual relationship by which the Company controlled BSST

BSST filed a lawsuit against Mr. Guang (Gavin) Cheng in the Beijing Chaoyang People's Court on March 12, 2014, demanding Mr. Cheng to return the company chops and business licenses of BSST. A hearing was held on April 16, 2015, with both parties present. The key issues of this case are whether Mr. Warren Zhao is entitled to file this case against Mr. Cheng on behalf of BSST and whether the company chops and business license are under the control of Mr. Cheng. Although we claimed Mr. Zhao has the right to vote on behalf of Mr. Cheng as shareholder of BSST based on the Proxy Agreement, and was appointed as the legal representative of BSST by the Resolution of Shareholders' Meeting on December 25, 2013. However, Mr. Cheng argued that the Proxy Agreement is invalid and submitted a new Resolution of Shareholders' Meeting confirming Mr. Cheng as the legal representative of BSST. Both parties have declined to seek an out-of-court settlement and the court will make any final determination.

Tranhold vs. Guang (Gavin) Cheng:

Tranhold filed a lawsuit against Mr. Cheng in the Beijing Chaoyang People's Court on January 6, 2014 demanding Mr. Cheng to restitute BSST's 42% equity interest held by him to Tranhold. Mr. Cheng raised an objection to jurisdiction of the Beijing Chaoyang People's Court on July 30, 2014 and appealed to the Beijing Third Intermediate Court on November 6, 2014. A hearing was held on March 10, 2015 with both parties present. During the hearing, Tranhold claimed that appropriate contracts were never created and thus any transferred equity interest shall be returned to Tranhold. Mr. Cheng has argued that such contracts were created and there is no legal basis to return any equity interests to Tranhold. Both parties have declined to seek an out-of-court settlement and the court will make any final determination.